viggle[SM]

March 2013

©2013 Confidential and proprietary. All rights reserved.

viggle

In addition to historical information, this presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are those that predict or describe future events or trends and that do not relate solely to historical matters. You can generally identify forward-looking statements as statements containing the words "believe," "expect," "will," "anticipate," "intend," "estimate," "project," "assume" or other similar expressions, although not all forward-looking statements contain these identifying words. All statements in this presentation regarding our future strategy, future operations, projected financial position, estimated future revenue, projected costs, future prospects, and results that might be obtained by pursuing management's current plans and objectives are forward-looking statements. Our forward-looking statements are based on the information currently available to us and speak only as of the date on which this presentation was created. We expressly disclaim any obligation to issue any updates or revisions to our forward-looking statements, even if subsequent events cause our expectations to change regarding the matters discussed in those statements. Over time, our actual results, performance or achievements will likely differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, and such difference might be significant and materially adverse to our stockholders. You should not place undue reliance on our forward-looking statements because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond our control. Some of those risks are: we have a limited operating history and no revenues to date; we may be unable to achieve or maintain profitability, the likelihood of our success must be considered in light of the problems, expenses, difficulties, complications and delays frequently encountered by a small developing company; we may seek to raise additional funds, finance acquisitions or develop strategic relationships by issuing capital stock that would dilute your ownership; our common stock price may fluctuate significantly and you may lose all or part of your investment, the market for purchases and sales of our common stock may be very limited, and the sale of a limited number of shares could cause the price to fall sharply; since we are controlled by current insiders and affiliates of the Company, you and our other non-management shareholders will be unable to affect the outcome in matters requiring shareholder approval; some of our officers and directors may have conflicts of interest in business opportunities that may be disadvantageous to us; because of pressures from competitors with more resources, we may fail to implement our business strategy profitably; we may be unable to compete with larger or more established companies in two industries; if our products do not achieve market acceptance, we may not have sufficient financial resources to fund further development; our business will suffer if our network systems fail or become unavailable; we may be unable to protect our intellectual property rights from third-party claims and litigation, which could be expensive, divert management's attention, and harm our business; and changes to federal, state or international laws or regulations applicable to our businesses could adversely affect our businesses.

What is Viggle?

A **comprehensive** second screen platform that provides **real rewards** to users for their **loyalty** and **engagement** to TV shows

Discovery & Utility


viggle
+150
Walking Dead

Companion Viewing


viggle
21%
23%
56%

Social


viggle

\+

Rewards


viggle
redbox.

©2013 Confidential and proprietary. All rights reserved.

viggle

Viggle Makes TV Better


viggle

Discovery
- What friends are watching
- Which shows are popular
- What has the most chatter


viggle
redbox.

Loyalty
- Real Rewards
- Streaks and Quests


Latest on Twitter

Social
- Chat during show
- Follow friends
- Connect through Facebook
- Twitter trending


MIA
OKC
60
MY SCORE
35

Content
- MyGuy
- Viggle LIVE
- Exclusive trailers and clips
- Adver-games

viggle™

©2013 Confidential and proprietary. All rights reserved.

Simple Idea

36 hours of TV every week watched by the average American

86% use second screen while watching TV

18 loyalty memberships on average per US household

Source: Nielsen, "Snapshot of U.S. Television Usage," 2010; "Global Trends in Tablet and Smartphone Use while Watching TV," 2012; Colloquy, "The 2011 Colloquy Loyalty Census." 2011.

©2013 Confidential and proprietary. All rights reserved.

viggle

Viggle at a Glance

Overview

- 2.0M total registered users (1)
- Launched January 2012
- Mobile-based loyalty program for TV
- Consumer engagement platform that complements TV viewing

Engagement

- 56 minutes active per session (2)
- 12% completed engagements/ad impressions (3)
- 590,907 monthly active users (4)

Advertisers

Notes: (1) Represents net number of users who have registered for our app, less deactivated accounts; (2) Active time per session calculated by Google Analytics for month ending February 28, 2013; (3) Calculated using data reported from ADTECH, our ad serving provider, this is calculated as the number of completed ad engagements (e.g. a video view) divided by the total number of ad impressions the users had available to engage with. The calculation excludes non-interactive ad units (typically in png or jpg image format) and Viggle Live events launched via the ad server but which are not actually ads; (4) Represents monthly active users for month ended February 28, 2013. Monthly active users are computed by determining those users that have logged into the Viggle app at any time during the month.

©2013 Confidential and proprietary. All rights reserved.

viggle™

The Universe of Opportunity

38 MM Smartphone owners use their devices while watching TV daily

16 MM Tablet owners use their devices while watching TV daily


viggle
+300
Suits
SAMSUNG

viggle

©2013 Confidential and proprietary. All rights reserved.

Why is Second Screen Important?

Networks need to drive and hold TV ratings

- Competition for viewers' time and attention while they are watching TV
- The water cooler has moved online, and is increasingly fragmented in both space and time

Advertisers need to reinforce and maximize their TV ROI


viggle
Featured shows
+100
viggle
Featured shows
+50
Modern Family

©2013 Confidential and proprietary. All rights reserved.

Why Now?

Smartphone & Tablet Ubiquity + **Connectivity** → **Mobile Content Consumption**


viggle
viggle





Smartphone & Tablet Ubiquity

- **>50%** Penetration
- **92 MM** People w/ android & IOS phones
- **35 MM** People w/ tablets

Connectivity

- **2/3** 3G+ penetration
- **>75%** 4G-LTE coverage of US population

Mobile Content Consumption

- **~39 min/day** App usage
- **86%** Utilize another screen while watching TV

©2013 Confidential and proprietary. All rights reserved.

Team

Management

Robert F.X. Sillerman	Executive Chairman & CEO	CKX, SFX Entertainment, SFX Broadcasting
Greg Consiglio	President & COO	AOL, Ticketmaster
John Small	CFO	GLG Partners
Kevin Arrix	CRO	MTV, CBS, Turner

Organization

- 93 full time employees
- 17 sales & marketing
- 43 engineering & product
- 9 finance

Offices



©2013 Confidential and proprietary. All rights reserved.

How Viggle Works

1. Tap the App
to check into your favorite shows

2. Audio Fingerprint
matches with shows in data center

3. Confirms
and checks you into the show

4. Rewards
you points for watching shows

5. Engage & Share
with friends while watching

6. Redeem
points and get real rewards

©2013 Confidential and proprietary. All rights reserved.

Business Overview

©2013 Confidential and proprietary. All rights reserved.

Sources of Revenue

Network	Brand CPE	Brand CPM


viggle
Featured
Guide
Most chatter
+150
Walking Dead
Wed | 10pm | AMC

Tune-In


Verizon
1:45 PM
Back
The Office
the office
+15
Latest Chatter
Facebook Page

Engagement


Verizon
8:05 PM
Try Again
Match Success
SportsCenter

Takeover

viggle

©2013 Confidential and proprietary. All rights reserved.

Proven CPE Ad Model

- CPE model – you pay for completes, not impressions
- 12% ad engagement rate – from impression to completion (1)
- Consistent lift in key marketing funnel metrics

Targeted Impressions → **Engagement** → **Action**




Dove
proven
best care?



Notes: (1) Calculated using data reported from ADTECH, our ad serving provider for month ended February 28, 2013, this is calculated as the number of completed ad engagements (e.g. a video view) divided by the total number of ad impressions the users had available to engage with. The calculation excludes non-interactive ad units (typically in png or jpg image format) and Viggle Live events launched via the ad server but which are not actually ads;

©2013 Confidential and proprietary. All rights reserved.

viggle

Users: Scale & Engagement

2.0 MM registered users

56 minutes per user session (1)

8.6 days active per active user per month (2)

	Launch date	Indexed daily uniques	Indexed min/user/mo.
	2012	1.00	1.00
	2008	0.46	0.05
	2004	1.47	0.02

Source: Comscore and internal company data

Notes: (1) Active time per session calculated by Google Analytics for month ended February 28, 2013; (2) For the the month ended February 28, 2013, of the Active Users in those months, the average number of days that such Active Users were active in each month was 8.6. That number is derived by dividing the number of days that all Active Users were active in the month by the number of Active Users in the month. "Active Users" for such purposes is defined as anyone who has logged into the Viggle app during the month.

©2013 Confidential and proprietary. All rights reserved.

viggle™

Partnering for Scale

viggle + DIRECTV


NFL SUNDAY TICKET
Check into any game below and receive +200 DIRECTV bonus points!
viggle
Weeds
Bonus

Multi-year marketing agreement to drive customer retention and loyalty by rewarding DIRECTV customers with exclusive Viggle point earning opportunities and rewards

Additional Relationships

GOLF CHANNEL, Discovery Channel, Animal Planet, Verizon, A&E, History, OWN, NBC, AMC, We, Sundance Channel, Univision, HBO, MLB Network, USA Network, Bravo, Oxygen, The Weather Channel, Style, Spike

viggle

©2013 Confidential and proprietary. All rights reserved.

User Experience

©2013 Confidential and proprietary. All rights reserved.

TV Network Value Proposition

Viggle helps TV networks and programs drive discovery, tune-in, engagement and loyalty for their shows

Discovery


viggle
+150
Walking Dead

Editorial Promotion
Targeted Media
Social Recommendations

Tune-In


Reminder
It's Always Sunny in Philadelphia is on now.
See show details

Reminders
Watch Bonuses
Verified Check-Ins

Engagement


Trivia (+25)
What is Taja's band's name?
viggle

Viggle Companion Products
Network/Show Content

Loyalty



Rewards
Sweepstakes
Top Fans

©2013 Confidential and proprietary. All rights reserved.

Creating Sustained Engagement

viggle LIVE

A gamification platform for enhancing live TV programming with trivia, polls, mood-o-meters and other interactive content.

8-10 Viggle LIVE events hosted per weeknight, with over 190 total in January

- 29% participation rate (1)



viggle
Trivia (+30)
Stay tuned for the next question.
+75
What is the name of Christina's debut album?
21%
23%
56%
viggle
+50
Modern Family
Points Update
25
orrect!

(1) When there is a Viggle LIVE available for a show, 29% of people who check-in answer at least one question in Viggle LIVE.

©2013 Confidential and proprietary. All rights reserved.

viggle™

Creating Sustained Engagement *(continued)*

MYGUY℠ A social fantasy sports game for pro & college football, pro & college basketball & pro baseball. Pick a player. He scores. You score points.

Viggle launched football version for week 1 of NFL season

- 44% of all NFL checkins lead to a MyGuy game session
- The average MyGuy player played 6 MyGuy games in the first 10 weeks of the MyGuy season
- 27 minute average MyGuy session
- 64% believe playing MyGuy makes them pay more attention to TV(1)
- 55% say playing MyGuy makes them watch a game for longer than they normally would(1)
- 49% say that playing MyGuy makes them watch football more often (1)


MyGuy
NYJ 21
21-17
NE 17
230
MY SCORE
Touchdown!
75

(1) Based on internal survey of MyGuy users

©2013 Confidential and proprietary. All rights reserved.

viggle™

Creating Sustained Engagement *(continued)*

Viggle Platform allows networks to distribute existing owned and operated content and/or create new content experiences tied to Viggle

Ensures Relevance

Program show pages to include links to existing Network mobile content

Drives Engagement

Use Viggle APIs to create custom, synced experiences & integrate Viggle currency

Increases Monetization

Network owns the experience, so Network keeps the economics


AT&T 4G
2:14 PM
63%
Back
The Walking Dead
THE WALKING DEAD
amc
Go to Story Sync
Latest on Twitter
Facebook Page
IMDb

viggle

©2013 Confidential and proprietary. All rights reserved.

Rewards Redemption

Users can redeem in the app; rewards are predominately digitally fulfilled


viggle
Featured rewards

Catalog


viggle
$10 iTunes® Card
9,500 pts

Full-Screen Details Page


Rewards
Confirm Reward

Confirm Reward


Rewards
Thanks!

Redemption Complete


viggle
iTunes

Account History with Code


1 of 50
Thanks!
iTunes

Email with Code

Redemption

Delivery

©2013 Confidential and proprietary. All rights reserved.

Product Roadmap

©2013 Confidential and proprietary. All rights reserved.

viggle

Ad Product Innovation: Commercial Check-In

- User checks into TV commercial
- Unlocks companion experience
- Companion experience customizable to brand needs


Match Success
Modern Family
CHECK INTO THE WENDY'S® COMMERCIAL TO EARN +1,000 POINTS!
Facebook Page
Back
Wendy's Commer...
Wendy's® on Twitter
Wendy's® Foodie Quiz
Wendy's® on Facebook
Points Update
+1,000
You watched Wendy's Commercial.
Wendy's® on Twitter
Wendy's® Foodie Quiz
Wendy's® on Facebook
Take the Wendy's® Foodie Quiz
TAKE THE QUIZ

©2013 Confidential and proprietary. All rights reserved.

Product Roadmap

Discovery & Utility


DIRECTV Home
Live TV Streaming

Set-Top Box Integration
Smart TV Integration
App Integration

Companion Viewing & Program Enhancement


viggle
SUITS

never.no
Viggle for Real
Viggle Platform Developer Competition

©2013 Confidential and proprietary. All rights reserved.

viggle

Product Roadmap (cont.)

Social / Community


viggle
+200
Suits

Viggle Social Graph
Enhanced Public User Profiles

Real Rewards


New York & Company
GIFT
Every Sidewalk, A Runway.
$25 OFF
YOUR PURCHASE OF $75 OR MORE
NOW THROUGH DECEMBER 31, 2012
IN STORES & ONLINE PROMO: 1756
NEW YORK & COMPANY
Simply print out this coupon and bring it to a location near you.

VGifts
Direct Response

viggle

©2013 Confidential and proprietary. All rights reserved.

Financial Summary

©2013 Confidential and proprietary. All rights reserved.

viggle

Continued User Growth

Accelerated user acquisition and activity since October


2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Jan '12
Feb '12
Mar '12
Apr '12
May '12
Jun '12
July' 12
Aug '12
Sep '12
Oct '12
Nov '12
Dec '12
Jan '13
Feb '13

2M+ Total Registered Users Feb '13 → **70%** Registered User Growth since Oct '12

591K Monthly Active Users Feb '13 → **137%** MAU Growth since Oct' 12

154K New Users Added Feb '13 → **290%** Monthly New User Growth since Oct' 12

- Monthly Active Users are users who have logged into the Viggle app at any time during the month. Registered users represents net number of users who have registered for app, less deactivated accounts

©2013 Confidential and proprietary. All rights reserved.

viggle

Revenue Growth

Viggle has continued to see revenue gains and EBITDA improvement

$556K Quarterly Revenue for F3Q12	→	**$3.9M** F2Q13 Quarterly Revenue 597% Growth since F3Q12
$(8.5M) Adjusted EBITDA(1) F1Q13	→	**$(6.5M)** Adjusted EBITDA(1) F2Q13

(1) See appendix for disclosure on calculation of adjusted EBITDA

©2013 Confidential and proprietary. All rights reserved.

viggle

Advertiser Growth

Brands continue to see the value in advertising on Viggle


No. of Advertisers in Quarter
6
18
23
26
5
14
14
Repeat Advertisers
F3Q12
F4Q12
F1Q13
F2Q13


No. of Advertisers Spending $100K+ in Quarter
2
4
7
12
F3Q12
F4Q12
F1Q13
F2Q13

- Viggle has seen consistent quarterly revenue growth – 89% last quarter
- Increased no. of advertisers each quarter; 54% of advertisers in FQ2 were repeat
- More advertisers are spending more – 12 spent $100K+ last quarter

©2013 Confidential and proprietary. All rights reserved.

viggle

Thank You

Appendix

©2013 Confidential and proprietary. All rights reserved.

Non-GAAP Adjusted Rewards Costs and Adjusted EBITDA

The Company provides a non-GAAP measure for adjusted rewards costs as an alternative view of the Company's cost of providing rewards to its users. The Company reports rewards costs in its Consolidated Statement of Operations in both Cost of watchpoints and engagement points and in Selling, general and administrative expenses. Management believes that due to the lack of operating history associated with user point accumulation and redemption activity, that a useful financial measure for investors is to provide to them the amount of cash the company has actually paid to provide rewards to its users. The Company also presents Adjusted EBITDA. Adjusted EBITDA is a non-GAAP measure that represents operating loss (as reported) plus depreciation and amortization, stock based compensation and adjustment to rewards costs. Management believes these non-GAAP measures enhance investors' understanding of the Company's financial performance. The information on adjusted rewards costs and Adjusted EBITDA should be considered in addition to, but not in lieu of operating income prepared in accordance with generally accepted accounting principles in the United States (GAAP). Since adjusted reward costs and Adjusted EBITDA are not measures determined in accordance with GAAP, they have no standardized meaning prescribed by GAAP and therefore, may not be comparable to the calculation of similar measures of other companies. A reconciliation between GAAP financial measures and non-GAAP financial measures is as follows.

	Reconciliation of rewards cost to adjusted rewards costs					
Adjusted Rewards Costs Amounts in 000's	Three Months Ended December 31,		Six Months Ended December 31,		Three Months Ended September 30,	
	2012	2011	2012	2011	2012	2011
Cost of watchpoints and engagement points as reported	$ (1,571)	$ —	$ (3,800)	$ —	$ (2,228)	$ -
Selling, general and administrative expenses as reported	(15,143)	(16,724)	(36,842)	(50,654)	(21,700)	(33,930)
Adjustment to cost of watchpoints and engagement points	329	—	733	—	403	-
Adjustment to Selling, general and administrative expenses	186	—	403	—	217	-
Adjustment to cost of watchpoints and engagement points	(1,242)	—	(3,067)	—	(1,825)	-
Adjustment to Selling, general and administrative expenses	(14,957)	(16,724)	(36,439)	(50,654)	(21,483)	(33,930)

Reconciliation of Operating Loss to Adjusted EBITDA

Adjusted EBITDA Amounts in 000's	Three Months Ended December 31,		Six Months Ended December 31,		Three Months Ended September 30,	
	2012	2011	2012	2011	2012	2011
Revenue	$ 3,875	—	$ 5,927	—	$ 2,052	$ -
Operating loss as reported	$ (12,839)	$ (16,724)	$ (34,715)	$ (50,654)	(21,876)	(33,930)
Add:						
Stock compensation costs	4,936	10,076	16,775	39,840	11,839	29,763
Adjustment to rewards costs						
Adjustment to cost of watchpoints and engagement points	329	—	733	—	403	-
Adjustment to Selling, general and administrative expenses	186	—	403	—	217	-
Depreciation and amortization costs	937	476	1,870	573	933	97
Adjusted EBITDA *	$ (6,451)	$ (6,172)	$ (14,934)	$ (10,241)	(8,484)	(4,069)

* Adjusted EBITA is a non-GAAP measure, but shown above it represents operating loss plus depreciation and amortization, stock based compensation and adjustment to rewards costs